Filed Pursuant to Rule 497(k)
Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES
AIG Income Explorer Fund
(the “Fund”)

Supplement dated September 19, 2019 to the Fund’s Summary Prospectus and Prospectus,
each dated February 28, 2019, as supplemented and amended to date

At an in-person meeting held on September 17-18, 2019, the Board of Trustees of SunAmerica Specialty Series approved certain changes to the Fund’s principal investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s principal investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is scheduled to become effective on or about December 17, 2019 (the “Effective Date”).

The Fund currently seeks high current income with a secondary objective of capital appreciation.  The Fund seeks to achieve its investment objectives by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy.  SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, is responsible for determining the allocation among the different portions (or “sleeves”) of the Fund, each of which is managed by either SunAmerica or Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), the Fund’s subadviser. Cohen & Steers manages the preferred securities and closed-end fund portions of the Fund and SunAmerica manages the global dividend equity strategy.

As of the Effective Date, the Fund will seek to achieve its investment objectives by strategically allocating its assets among a preferred securities enhanced index strategy, a rules-based real estate investment trust strategy and a global dividend equity strategy.  Cohen & Steers would no longer serve as subadviser to the Fund, and SunAmerica would assume the day-to-day management of each sleeve and allocate the Fund’s assets among the different sleeves.

Once the changes to the Fund’s principal investment strategies and techniques become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_EXPSP_2-19 SUP1_S5118EXP_2-19